THE LAZARD FUNDS, INC.

Supplement to Prospectus dated April 30, 2010

Lazard Emerging Markets Equity Portfolio of The Lazard Funds, Inc. (the "Fund")

Lazard Emerging Markets Equity Portfolio Closed to New Investors

Effective as of the close of business on July 19, 2010, the Portfolio will generally be closed to new investors. Those investors who did not own shares of the Portfolio on July 19, 2010 may open new accounts in the Portfolio only through  certain products managed by the Portfolio's investment manager (the "Investment Manager") that maintain an allocation to the Portfolio,  certain retirement or employee benefit plans (including 401(k) and other defined contribution plans) under the same primary tax identification number and certain other approved financial institutions or programs. Additionally, employees of the Investment Manager and members of the Fund's Board of Directors may open new accounts in the Portfolio after July 19, 2010. All current shareholders with open accounts may purchase additional shares of the Portfolio and continue, or elect, to reinvest dividends and capital gains distributions in shares of the Portfolio. After July 19, 2010, no investors other than those described above may purchase shares of the Portfolio.

Investors may be required to demonstrate eligibility to purchase shares of the Portfolio before an investment is accepted.

The Fund may make certain exceptions or otherwise modify this policy at any time. The Fund also reserves the right to close a portfolio to investors at any time (including closing a portfolio to the above categories of investors) or to re-open a closed portfolio to all investors at any future date.

For questions about qualifying to purchase shares of the Portfolio, please call 800-823-6300.

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Lazard International Equity Select Portfolio

The following information replaces any contrary information contained in the Prospectus.

Summary Section - Management

Portfolio Manager/Analysts

Michael G. Fry, portfolio manager/analyst on the Investment Manager's Global Equity and International Equity teams, has been with the Portfolio since May 2010.

Michael A. Bennett, portfolio manager/analyst on the Investment Manager's International Equity teams, has been with the Portfolio since May 2003.

James M. Donald, portfolio manager/analyst on the Investment Manager's Emerging Markets Equity teams, has been with the Portfolio since May 2010.

Kevin J. Matthews, portfolio manager/analyst on the Investment Manager's International Equity Select team, has been with the Portfolio since May 2010.

Michael Powers, portfolio manager/analyst on the Investment Manager's Global Equity and International Equity teams, has been with the Portfolio since May 2003.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager's Global Equity and International Equity teams, has been with the Portfolio since inception.

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Fund Management - Portfolio Management

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are as follows:

International Equity Select Portfolio - Michael G. Fry (since May 2010), Michael A. Bennett (since May 2003), James M. Donald (since May 2010), Kevin J. Matthews (since May 2010), Michael Powers (since May 2003) and John R. Reinsberg*

*	As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

Biographical Information of Principal Portfolio Managers

The following information supplements the biographical information contained in the Prospectus.

Effective May 11, 2010, all references to Gabrielle Boyle and Adam Cohen are hereby removed from the Prospectus.

Kevin J. Matthews, a Director of the Investment Manager, is a portfolio manager/analyst on the International Equity Select team.  Prior to joining the International Equity Select team, Mr. Matthews was a research analyst on the Global Research Platform, with a background in financial, automotive, aerospace and capital goods sectors.  He began working in the investment field in 2001 when he joined the Investment Manager.

Supplement dated May 21, 2010